UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

Geospace Technologies Corporation

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

001-13601	76-0447780
(Commission File Number)	(IRS Employer Identification No.)

7007 Pinemont Drive, Houston, TX	77040
(Address of principal executive offices)	(Zip Code)

(713) 986-4444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 15, 2019, Geospace Technologies Corporation (the “Company”) entered into a Seventh Amendment (the “Amendment”) amending its existing Loan Agreement dated September 27, 2013, among the Company, certain domestic subsidiaries of the Company, as guarantors, and Frost Bank, as amended by that certain First Amendment to Loan Agreement dated December 16, 2013, to be effective as of September 27, 2013, that Second Amendment to Loan Agreement dated May 4, 2015, that Third Amendment to Loan Agreement dated May 9, 2017, that Fourth Amendment to Loan Agreement dated October 25, 2017, that Fifth Amendment to Loan Agreement dated November 8, 2018, and that Sixth Amendment dated March 29, 2019 (as amended, the “Loan Agreement”). The Amendment extends the maturity date of the Loan Agreement from April 30, 2020 to April 30, 2022. The Amendment altered the unencumbered liquid assets financial covenant to increase the minimum threshold from $5,000,000 to $10,000,000 commencing with the fiscal quarter ending December 31, 2020 and for each fiscal quarter thereafter. The Amendment also altered the tangible net worth financial covenant to increase the minimum threshold from $140 million to $145 million commencing with the fiscal quarter ending December 31, 2020 and for each fiscal quarter thereafter, calculated in the manner referred to in the Amendment. Additionally, pursuant to the Amendment, the Company is permitted to declare or pay dividends and to redeem, purchase, retire, or otherwise acquire its capital stock so long as the Company remains in pro forma compliance with the financial covenants under the Loan Agreement.

The above Amendment is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 hereto, which is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Seventh Amendment to Loan Agreement dated November 15, 2019 among Geospace Technologies Corporation, as borrower, certain subsidiaries of Geospace Technologies Corporation, as guarantors, and Frost Bank, as lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

November 18, 2019	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Vice President, Chief Financial Officer & Secretary